UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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TECNOGLASS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This revised proxy statement is being filed solely to correct a typographical error in the section titled “Security Ownership of Certain Beneficial Owners and Management.” All other information in the previously filed definitive proxy statement remains the same.

TECNOGLASS INC.

Avenida Circunvalar a 100 mts de la Via 40

Barrio Las Flores, Barranquilla

Colombia

(57)(5)3734000

Notice of Annual General Meeting of Shareholders

to be held on December 6, 2017

To the Shareholders of Tecnoglass Inc.:

You are cordially invited to attend the annual general meeting of shareholders of Tecnoglass Inc. to be held at the JW Marriott, Miami, 1109 Brickell Avenue, Miami, FL 33131, on Wednesday, December 6, 2017, at 11:00 a.m., to consider and act upon the following matters:

(1)	To elect three Class A directors to serve for the ensuing three-year period until their successors are elected and qualified; and

(2)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on October 25, 2017 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

A. Lorne Weil, Chairman of the Board

Barranquilla, Colombia

October 30, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2017

Our 2017 Proxy Statement, dated October 30, 2017, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission on March 10, 2017, are available at investors.tecnoglass.com/annuals-proxies.cfm.

TECNOGLASS INC.

PROXY STATEMENT

Annual General Meeting of Shareholders

to be held on December 6, 2017

This proxy statement and the accompanying form of proxy is furnished to shareholders of Tecnoglass Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual general meeting of shareholders to be held at JW Marriott, Miami, 1109 Brickell Avenue, Miami, FL 33131, on Wednesday, December 6, 2017, at 11:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of annual general meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2016 are being mailed to shareholders of record on October 25, 2017. We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)	To elect three Class A directors to serve for the ensuing three-year period until their successors are elected and qualified; and

(2)	Any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our ordinary shares as of the close of business on October 25, 2017, the record date, are entitled to vote at the meeting. As of the record date, we had issued and outstanding 34,246,625 ordinary shares, our only class of voting securities outstanding. Each holder of our ordinary shares is entitled to one vote for each share held on the record date.

How do I vote?

If you are a record holder of your shares, you may vote your ordinary shares at the annual general meeting by:

●	signing and returning the enclosed proxy card, which is discussed in greater detail below; or

●	attending the annual general meeting and voting in person.

If your shares are held in the name of your broker, bank or another nominee, you should contact your broker, bank or such other nominee to ensure that votes related to the shares you beneficially own are properly counted.

If you would like to attend the meeting and vote in person and your shares are held in the name of your broker, bank or another nominee, you must obtain a legal proxy from the broker, bank or other nominee to attend the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our board of directors will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the Class A director nominees (Proposal 1).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

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May I change my vote after I return my proxy card?

If you are a record owner of your shares and you give a proxy, you may revoke your proxy at any time before it is exercised by:

●	sending another proxy card with a later date;

●	notifying our corporate secretary in writing before the annual general meeting that you have revoked your proxy; or

●	attending the annual general meeting, revoking your proxy, and voting in person.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

If your shares are held in the name of your broker, bank or another nominee, you should contact your broker, bank or such other nominee for information on how to revoke your voting instructions.

What is a quorum?

A quorum is the minimum number of shares required to be present at the annual general meeting for the meeting to be properly held under our Third Amended and Restated Memorandum and Articles of Association and the Companies Law (2016 Revision) of the Cayman Islands. The presence, in person, by proxy or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of our ordinary shares constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares voting on the matter as to which authority to vote is withheld from the broker. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the election of Class A directors.

How many votes are needed for approval of each matter?

The election of a director. Directors are elected by ordinary resolution which will require the affirmative vote of the holders of a majority of ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) who, being entitled to vote on such proposal at the annual general meeting, vote. Abstentions are deemed voted on the director proposal. Therefore, they have the same effect as a vote against any particular nominee. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on such proposal.

If you hold your shares through a broker, bank, or other financial institution, your broker will not be permitted to vote on your behalf in the election of our Class A directors without your instructions to do so. Please communicate your voting instructions to your broker, bank, or other financial institution before the meeting so that your vote will be counted.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of October 25, 2017 with respect to the ownership of our ordinary shares by:

●	each person or group who beneficially owns more than 5% of our ordinary shares;

●	each of our executive officers and directors; and

●	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or other derivative securities. Accordingly, ordinary shares issuable upon exercise of warrants or other derivative securities that are currently exercisable or exercisable within 60 days of October 25, 2017 have been included in the table with respect to the beneficial ownership of the person owning the warrants or other derivative securities, but not with respect to any other persons.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Beneficial Ownership
Directors and Named Executive Officers
Jose M. Daes Chief Executive Officer and Director	227,664	(2)	*
Christian T. Daes Chief Operating Officer and Director	168,912	(2)	*
Samuel R. Azout Director	11,446		*
Juan Carlos Vilariño Director	27,323		*
Santiago Giraldo Chief Financial Officer	0		0
A. Lorne Weil Chairman of the Board	106,974	(4)	*
Julio A. Torres Director	111,446		*
Martha L. Byorum Director	117,651		*
All current directors and executive officers as a group (8 persons)	771,416		2.3%
Five Percent Holders:
Energy Holding Corporation	22,334,109	(3)	65.2%

* Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia.

(2)	Does not include shares held by Energy Holding Corporation, in which this person has an indirect ownership interest.

(3)	Joaquin Fernandez and Alberto Velilla Becerra are the directors of Energy Holding Corporation and may be deemed to share voting and dispositive power over such shares.

(4)	Does not include 253,000 ordinary shares held by Child’s Trust f/b/o Francesca Weil u/a dated March 4, 2010 and 253,000 ordinary shares held by Child’s Trust f/b/o Alexander Weil u/a dated March 4, 2010, irrevocable trusts established for the benefit of Mr. Weil’s children.

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PROPOSAL 1 — ELECTION OF CLASS A DIRECTORS

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of our Class A directors, consisting of Samuel R. Azout, Juan Carlos Vilariño and Martha (Stormy) L. Byorum, will expire at this year’s annual general meeting. The term of office of our Class B directors, consisting of Christian T. Daes and Julio A. Torres, will expire at our annual general meeting in 2018. The term of office of our Class C directors, Jose M. Daes and A. Lorne Weil, will expire at our annual general meeting in 2019.

Our nominating committee has nominated each of Messrs. Azout and Vilariño and Ms. Byorum to be re-elected as a Class A director.

Recommendation and Vote Required

The election of directors requires the affirmative vote of the holders of a majority of the ordinary shares present (in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative) who, being entitled to vote on such proposal at the annual general meeting, vote.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE CLASS A DIRECTOR NOMINEES LISTED IN THIS PROXY STATEMENT.

Information About Directors, Nominees, Executive Officers and Significant Employees

Our current directors and executive officers are as follows:

Name	Age	Position
José M. Daes	56	Chief Executive Officer and Director
Christian T. Daes	52	Chief Operating Officer and Director
Santiago Giraldo	42	Chief Financial Officer
A. Lorne Weil	66	Non-Executive Chairman of the Board
Samuel R. Azout	57	Director
Juan Carlos Vilariño	50	Director
Martha (Stormy) L. Byorum	62	Director
Julio A. Torres	49	Director

José M. Daes has served as our chief executive officer and a director since December 2013. Mr. Daes has over 30 years’ experience starting and operating various businesses in Colombia and the U.S. Mr. Daes has served as chief executive officer of C.I. Engeria Solar S.A. E.S. Windows (“ES”) since its inception in 1984, responsible for all aspects of ES’s operations. Mr. Daes also co-founded Tecnoglass S.A. (“TG”) in 1994. Mr. Daes began his career in textiles, importing textiles from Japan to Colombia and later owned and operated an upscale clothing store with multiple locations in Miami. Mr. Daes is the older brother of Christian T. Daes, our chief operating officer and a director.

We believe Mr. Daes is well-qualified to serve as a member of our board of directors due to his operational experience with ES and TG, our operating subsidiaries, and his knowledge of the industry within which they operate.

Christian T. Daes has served as our chief operating officer and a director since December 2013. Mr. Daes has served as the chief executive officer of TG since its inception in 1994, responsible for all aspects of TG’s operations. Mr. Daes’s philanthropic activities include founding the Tecnoglass-ES Windows Foundation, which promotes local development, health and social programs in Barranquilla, Colombia. Mr. Daes is the younger brother of José M. Daes, our chief executive officer and a director.

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We believe Mr. Daes is well-qualified to serve as a member of our board of directors due to his operational experience with ES and TG and his knowledge of the industry within which they operate.

Santiago Giraldo served as our deputy chief financial officer from February 2016 until August 2017 and has served as our chief financial officer since such time. From February 2013 to February 2016, Mr. Giraldo was the Chief Financial Officer and Business Development and Strategy Head of Oleoducto Central S.A., the owner and operator of the Ocensa pipeline in Colombia (subsidiary of the Ecopetrol Group, the National Oil Company). From October 2009 to February 2013, Mr. Giraldo was Vice President of Oil & Gas Corporate Banking at Citibank. Prior to this, Mr. Giraldo was with JPMorgan Chase where he most recently held the position of Vice President of Corporate Banking for diversified industries. Mr. Giraldo received a Bachelor in Business Administration (cum laude) from Washburn University and an M.B.A. with an emphasis in International Business and Finance from California State University, Pomona.

A. Lorne Weil has served as a member of our board of directors and non-executive chairman of the board since our inception. Mr. Weil has served as chairman and chief executive officer of Hydra Industries Acquisition Corp., a blank check company seeking to acquire a target business, since May 2014. He has also served as a principal of Hydra Management, an investment vehicle formed by Mr. Weil, since September 2014. Mr. Weil has also served as a director of Sportech Plc, one of the largest suppliers and operators of pools/tote (often also referred to as pari-mutuel) betting in the world, since October 2010. From October 1991 to November 2013, Mr. Weil served as chairman of the board of Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide, and served as its chief executive officer from April 1992 until November 2013. Mr. Weil also served as president of Scientific Games from August 1997 to June 2005. From 1979 to November 1992, Mr. Weil was president of Lorne Weil, Inc., a firm providing strategic planning and corporate development services to high technology industries. Previously, Mr. Weil was vice president of corporate development at General Instrument Corporation, working with wagering and cable systems.

We believe Mr. Weil is well-qualified to serve as a member of our board of directors due to his extensive business experience in strategic planning and corporate development, his contacts he has fostered throughout his career, as well as his operational experience.

Samuel R. Azout has served on our board of directors since December 2013 and on the board of TG since February 2009. Since March 2013, Mr. Azout has served as an investment manager for Abacus Real Estate. From January 2012 to March 2013, Mr. Azout served as the chief executive officer of the National Agency for Overcoming Extreme Poverty in Colombia, an organization formed by the government of Colombia to assist families in poverty. From September 2010 to January 2012, Mr. Azout was the senior presidential advisor for Social Prosperity, employed by the administration of the President of Colombia. Prior to this, Mr. Azout served as chief executive officer of Carulla Vivero S.A., the second largest retailer in Colombia, for 10 years, until he led its sale to Grupo Exito in 2006.

We believe Mr. Azout is well-qualified to serve as a member of our board of directors due to his contacts and business relationships in Colombia.

Juan Carlos Vilariño has served on our board of directors since December 2013, on the board of TG since November 1995 and on the board of ES since March 1997. Mr. Vilariño has worked as the general manager of various business highway concession consortiums in Colombia including the Malla Vial del Atlántico Highway Concession Consortium since 1993 and the Barranquilla-Ciénaga Highway Concession consortium since 1999. Mr. Vilariño began his career as the assistant vice president in the general consulting department of Finance Corporation of the North, S.A.

We believe Mr. Vilariño is well-qualified to serve as a member of our board of directors due to his contacts and business relationships in Colombia.

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Martha (Stormy) L. Byorum has served as a member of our board of directors since November 2011. Ms. Byorum is founder and chief executive officer of Cori Investment Advisors, LLC (Cori Capital), a financial services entity that was most recently (January 2005 through August 2013) a division of Stephens Inc., a private investment banking firm founded in 1933. Ms. Byorum was also an executive vice president of Stephens Inc. from January 2005 until August 2013. From March 2003 to December 2004, Ms. Byorum served as chief executive officer of Cori Investment Advisors, LLC, which was spun off from VB&P in 2003. Ms. Byorum co-founded VB&P in 1996 and served as a Partner until February 2003. Prior to co-founding VB&P in 1996, Ms. Byorum had a 24-year career at Citibank, where, among other things, she served as chief of staff and chief financial officer for Citibank’s Latin American Banking Group from 1986 to 1990, overseeing $15 billion of loans and coordinating activities in 22 countries. She was later appointed the head of Citibank’s U.S. Corporate Banking Business and a member of the bank’s Operating Committee and a Customer Group Executive with global responsibilities.

Ms. Byorum is a Life Trustee of Amherst College and a chairman of the finance committee of the board of directors of Northwest Natural Gas, a large distributor of natural gas services in the Pacific Northwest.

We believe Ms. Byorum is well-qualified to serve as a member of the board of directors due to her operational experience with Cori Capital Advisors, VB&P and Citibank and her financial background, which includes having served on the audit committees of four publicly-traded companies.

Julio A. Torres has served on our board of directors since October 2011. He previously served as our co-chief executive officer from October 2011 through January 2013. Since March 2013, Mr. Torres has served as the managing partner at Multiple Equilibria Capital, a financial advisory firm. From March 2008 to February 2013, Mr. Torres served as managing director of Nexus Capital Partners, a private equity firm. From April 2006 to February 2008, Mr. Torres served with the Colombian Ministry of Finance acting as director general of public credit and the treasury. From June 2002 to April 2006, Mr. Torres served as managing director of Diligo Advisory Group, an investment banking firm. From September 1994 to June 2002, Mr. Torres served as vice president with JPMorgan Chase Bank.

We believe Mr. Torres is well-qualified to serve as a member of our board of directors due to his operational experience with Nexus Capital Partners, his work with the Colombian government and his extensive contacts he has fostered while working at Nexus Capital Partners, JPMorgan Chase Bank and in the Colombian government.

Director Independence

Our ordinary shares are listed on the NASDAQ Capital Market and therefore, we adhere to the NASDAQ listing standards in determining whether a director is independent. Our board of directors consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors.

The NASDAQ listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, we have affirmatively determined that Messrs. Weil, Azout, Vilariño, Torres and Ms. Byorum qualify as independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board of Directors Meetings and Committees

Our board of directors held two meetings in 2016 and acted by written consent six times. We held our 2016 annual general meeting of shareholders on November 2, 2016, which was attended by six of our directors. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he or she served in 2016.

We do not have any formal policy regarding director attendance at annual general meetings of shareholders; however, we will attempt to schedule our annual general meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

Leadership Structure

Our board of directors has determined to keep separate the positions of board chairman and chief executive officer at this time. This permits our chief executive officer to concentrate his efforts primarily on managing the Company’s business operations and development, while our chairman can focus on, among other things, communications and relations between our board of directors and senior management, consideration by our board of directors of the Company’s strategies and policies and our chief executive officer evaluation processes.

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Risk Oversight

Our board of directors’ primary function is one of oversight. Our board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our audit committee discusses with our management major financial risk exposures and reports its findings to our board of directors in connection with our board of directors’ risk oversight review. Our compensation committee is responsible for creating incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking.

Code of Conduct

In October 2017, we replaced our code of ethics with an updated code of conduct that applies to all of our executive officers, directors and employees. The code of conduct codifies the business and ethical principles that govern all aspects of our business. We will provide, without charge, upon request, copies of our code of conduct. Requests for copies of our code of conduct should be sent in writing to Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia, Attn: Corporate Secretary. Readers can also obtain a copy of our code of conduct on our website.

Corporate Governance

Audit Committee

We have a standing audit committee of the board of directors, which consists of Martha L. Byorum, Samuel R. Azout and Julio Torres, with Martha L. Byorum serving as chairman. Each of the members of the audit committee is independent under the applicable NASDAQ listing standards.

The audit committee held four meetings in 2016. The audit committee has a written charter, a copy of which is attached hereto as Annex A. The purpose of the audit committee is to appoint, retain, set compensation of, and supervise our independent accountants, review the results and scope of the audit and other accounting related services and review our accounting practices and systems of internal accounting and disclosure controls. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

●	Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

●	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

●	Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

●	any significant changes in the Company’s selection or application of accounting principles;

●	the Company’s critical accounting policies and practices;

●	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

●	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

●	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

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●	Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

●	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

●	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

●	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

●	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

●	At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

●	Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

●	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

●	Be available to the independent auditor during the year for consultation purposes.

●	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

●	Review and approve material or significant related-party transactions.

●	Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Conduct and ethics and compliance program in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

●	Review and approve procedures (which may be incorporated in the Company’s Code of Conduct, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

●	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

●	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

●	Review and approve material payments made to the Company’s officers and directors or its or their affiliates when not part of ordinary course of business. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

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Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the NASDAQ listing standards and the rules and regulations of the Securities and Exchange Commission, who are “financially literate,” as defined under NASDAQ’s listing standards. NASDAQ’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The board of directors has determined that Martha Byorum satisfies NASDAQ’s definition of financial sophistication and also qualifies as an “audit committee financial expert” as defined under rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

Our audit committee is responsible for supervising our independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing our accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by our independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2016 with our management and PricewaterhouseCoopers Ltda. (“PwC”), our independent registered public accounting firm. The audit committee has also discussed with PwC the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee has also received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the audit committee concerning independence, and has discussed with PwC its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in our annual report on Form 10-K for the year ended December 31, 2016.

MEMBERS OF THE AUDIT COMMITTEE

Martha L. Byorum (Chairperson)

Samuel R. Azout

Julio A. Torres

Nominating Committee

We have a standing nominating committee, which consists of A. Lorne Weil, Martha L. Byorum, Samuel R. Azout and Juan Carlos Vilariño, with A. Lorne Weil serving as chairperson. Each member of the nominating committee is an “independent director” as defined under NASDAQ listing standards. Pursuant to its written charter, a copy of which is attached hereto as Annex B, our nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee did not meet in 2016, but acted by unanimous written consent one time.

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Guidelines for Selecting Director Nominees

The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others. Currently, the guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee

In December 2013, we established a standing compensation committee consisting of Julio Torres, Samuel R. Azout and Juan Carlos Vilariño, with Julio Torres serving as chairperson. The compensation committee did not meet in 2016. The compensation committee’s duties, which are specified in our compensation committee charter, a copy of which is attached hereto as Annex C, include, but are not limited to:

●	Establish, review and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and stockholder interests.

●	Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives, determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Compensation Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

●	Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other executive officers of the Company and make compensation recommendations to the Committee, which will review and, as appropriate, approve the compensation recommendations.

●	Administer or delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock and other equity awards under such plans.

●	Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the stockholders all new equity compensation plans that must be approved by stockholders pursuant to applicable law.

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●	Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.

●	Review and discuss with the Company’s management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders.

●	Provide, over the names of the members of the Compensation Committee, the Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders, if required.

●	Conduct an annual performance evaluation of the Committee. In conducting such review, the Committee shall evaluate and address all matters that the Committee considers relevant to its performance, including at least the following: (a) the adequacy, appropriateness and quality of the information received from management or others; (b) the manner in which the Committees recommendations were discussed or debated; (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner; and (d) whether this Charter appropriately addresses the matters that are or should be within its scope.

●	The Compensation Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Compensation Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Compensation Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Compensation Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Compensation Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. In retaining compensation consultants, outside counsel and other advisors, the Compensation Committee must take into consideration factors specified in the NASDAQ listing rules. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of such reports received by us and written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended December 31, 2016, all reports required to be filed by our officers, directors and persons who own more than ten percent of a registered class of our equity securities were filed on a timely basis.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Overview

Our policies with respect to the compensation of our executive officers are administered by our board in consultation with our compensation committee. Our compensation policies are intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the compensation committee is charged with recommending executive compensation packages to our board.

Summary Compensation Table

The following table summarizes the total compensation for the years ended December 31, 2016 and 2015 of each of our named executive officers.

Name and principal position	Year	Salary	Bonus	Total
Jose M. Daes (1)	2016	$720,000	$412,213	$1,132,213
Chief Executive Officer	2015	$720,000	$132,000	$852,000
Christian T. Daes (2)	2016	$720,000	$288,723	$1,008,723
Chief Operating Officer	2015	$438,000	$—	$438,000
Joaquin Fernández (3)	2016	$133,897	$—	$133,897
Former Chief Financial Officer	2015	$142,200	$12,000	$154,200

(1)	Mr. Daes was appointed as our chief executive officer in December 2013 in connection with our merger with Tecno Corporation. Mr. Daes also serves as chief executive officer of ES.

(2)	Mr. Daes was appointed as our chief operating officer in December 2013 in connection with our merger with Tecno Corporation. Mr. Daes also serves as chief executive officer of TG.

(3)	Mr. Fernández was appointed as our chief financial officer in December 2013 in connection our merger with Tecno Corporation and served in that position until August 2017. Mr. Fernández also served as chief financial officer of TG and ES during that time.

Compensation Arrangements with Named Executive Officers

At present, we do not have employment agreements in place for our current executive officers. We have determined to continue the compensation arrangements that were in place for each Messrs. Daes and Daes with ES and Tecnoglass, respectively, prior to our December 2013 business combination providing for an annual base salary of $720,000, and to provide an annual base salary to Mr. Fernandez equal to approximately $140,000. Our compensation committee may determine to award a discretionary cash bonus to such executive officers as has been awarded in the past by Tecnoglass and ES, and may also determine to award to such executive officers share options, share appreciation rights or other awards under our 2013 Long-Term Equity Incentive Plan. We anticipate continuing these compensation arrangements until we enter into employment agreements with our executive officers. Upon entry into employment agreements with our executive officers, we will file a Current Report on Form 8-K to disclose the material terms of such agreements.

Equity Awards at Fiscal Year End

As of December 31, 2016, we had not granted any share options, share appreciation rights or any other awards under long-term incentive plans to any of our executive officers.

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Director Compensation

For the year ended December 31, 2016, we reimbursed our directors for out-of-pocket expenses incurred by them in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Additionally, on October 3, 2016, we granted each non-employee director an annual award of ordinary shares of the Company with a grant date fair value equal to approximately $50,000 based on the closing price per share of our ordinary shares on October 3, 2016. On January 3, 2017, we granted our chairwoman of the Audit Committee and each other member of our Audit Committee 370 ordinary shares and 165 ordinary shares of the Company, respectively, with a grant date fair value equal to $4,500 and $2,000, respectively, based on the closing price per share of our ordinary shares on January 3, 2017 representing payment for board service provided in 2016.

The following table sets forth summary compensation information for our directors for the fiscal year ended December 31, 2016:

Name	Stock awards (1)	Total
Samuel R. Azout	$50,003	$50,003
Juan Carlos Vilariño	$50,003	$50,003
A. Lorne Weil	$50,003	$50,003
Julio A. Torres	$50,003	$50,003
Martha L. Byorum	$50,003	$50,003

(1)	All stock awards granted to directors during 2016 are valued based on the aggregate grant date fair value of such stock awards, computed in accordance with FASB ASC Topic 718 and do not represent amounts paid to or realized by the director. We provide information regarding the assumptions used to calculate the value of all stock awards made to directors in 2016 in Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for 2016.

Equity Compensation Plans

Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	—	1,593,917	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,593,917

(1) On December 20, 2013, our shareholders approved our 2013 Long-Term Equity Incentive Plan. Under this plan, 1,593,917 ordinary shares are reserved for issuance in accordance with the plan’s terms to eligible employees, officers, directors and consultants. As of December 31, 2016, no awards had been made under the 2013 Plan.

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Certain Relationships and Related-Party Transactions

Related Party Transactions

E.S. Windows, LLC

As part of our strategy to vertically integrate our operations, on December 2, 2016 we acquired 100% of the stock of ESW, 85.06% of which was acquired directly by Tecnoglass and 14.94% by our subsidiary ES, for a total purchase price of $13.5 million, which consisted of (i) 734,400 ordinary shares issued in connection with the transaction for approximately $9.2 million based on a stock price of $12.50, (ii) approximately $2.3 million in cash and (iii) approximately $2.0 million related to the assignment of certain accounts receivable. This transaction is not considered a significant acquisition, as defined under Rule 1-02 (W) of Regulation S-X, and was accounted for as a common control acquisition under ASC 805.

Prior to the acquisition, the majority of shares of ESW LLC, a Florida limited liability company, were owned by Jose Daes, Christian Daes and Evelyn Daes.

In accordance with procedures established in our Code of Ethics, the transaction was approved by our Audit Committee, comprised exclusively of independent directors, and consummation of the transaction was ratified by our full Board of Directors and the satisfaction of customary closing conditions.

Ventanas Solar S.A.

Ventanas Solar S.A., a Panama sociedad anonima, is an importer and installer of the Company’s products in Panama. Family members of the Company’s CEO and COO and other related parties own 100% of the equity in VS. The Company’s sales to VS for the year ended December 31, 2016 and 2015 were $8.3 million and $5.4 million, respectively. Outstanding receivables from VS at December 31, 2016 and 2015 were $9.1 million and $9.4 million, respectively.

We intend to directly or indirectly acquire 100% of the stock of VS in the future. Following the procedures established in our Code of Conduct, we also expect the terms of such transaction, when available, to be subject to review and approval by our Audit Committee and our Board of Directors based on analysis conducted by external advisor.

December 2013 Business Combination Consideration

Energy Holding Corporation, the sole shareholder of Tecnoglass Holding whose shareholders are all of the former shareholders of Tecnoglass and ES, received 20,567,141 ordinary shares in consideration of all of the outstanding and issued ordinary shares of Tecnoglass Holding.

Pursuant to the agreement and plan of reorganization, we issued to Energy Holding Corp. an aggregate of 500,000 ordinary shares based on its achievement of specified EBITDA targets set forth in such agreement for the fiscal year ended December 31, 2014, 1,000,000 ordinary shares upon achievement of specified EBITDA targets in the fiscal year ended December 31, 2015 and 1,500,000 ordinary shares upon achievement of specified EBITDA targets in the fiscal year ended December 31, 2016.

Warrant Exchange

In September 2016, we completed our previously announced warrant exchange whereby each warrant holder was given the opportunity to exchange 2.5 outstanding warrants for one ordinary share. As a result of the warrant exchange, 5,479,049 outstanding warrants, or approximately 82% of the warrants, were validly tendered, including an aggregate of 789,082 warrants held by Energy Holding Corp. and 110,000 warrants held by Ms. Byorum. We issued an aggregate of 315,632 ordinary shares to Energy Holding Corp. and 44,000 ordinary shares to Ms. Byorum upon exchange of such warrants.

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Related Party Policy

Our Code of Conduct requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries are a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving material or significant related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective December 30, 2014, PwC acts as our independent registered public accounting firm. We expect that representatives of PwC will be present at the annual general meeting of shareholders and that they will be available to respond to appropriate questions submitted by shareholders at the meeting. PwC will have the opportunity to make a statement if they desire to do so.

Prior to December 30, 2014, the firm of Marcum LLP (“Marcum”) acted as our independent registered public accounting firm. Prior to our merger with Tecno Corporation, Crowe Horwath S.A. acted as the independent registered public accounting firm for Tecnoglass and ES.

Fees

During 2016, we paid $0.9 million to PwC and less than $0.1 million to Marcum for audit fees. During 2015, we paid $0.6 million to PwC and $0.1 million to Marcum for audit fees.

Audit-Related Fees

We paid no audit-related fees to our independent registered public accounting firms during the years ended December 31, 2016 and 2015.

Tax Fees

We paid no tax fees to our independent registered public accounting firms during the years ended December 31, 2016 and 2015.

All Other Fees

We paid no other fees to our independent registered public accounting firms during the years ended December 31, 2016 and 2015.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent registered public accountants to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees incurred by us pre- and post-merger for services rendered by PwC and Marcum. All future services provided to us and our subsidiaries by our independent registered public accounting firm will be approved by our audit committee.

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SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our ordinary shares.

2018 ANNUAL GENERAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual general meeting of shareholders to be held in 2018 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by July 2, 2018. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of ordinary shares owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to our nominating committee a candidate for election to our board of directors should send their letters to Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Vía, Barrio Las Flores Barranquilla, Colombia, Attention: Nominating Committee. Shareholders must follow certain procedures to recommend to our nominating committee candidates for election as directors. In general, in order to provide sufficient time to enable our nominating committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual general meeting of shareholders, we must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

The recommendation must contain the following information about the candidate:

●	Name and age;

●	Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;

●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

●	Educational background;

●	Permission for us to conduct a background investigation, including the right to obtain education, employment and credit information;

●	The number of our ordinary shares beneficially owned by the candidate;

●	The information that would be required to be disclosed by us about the candidate under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K promulgated by the Securities and Exchange Commission); and

●	A signed consent of the nominee to serve as a director, if elected.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board of directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Tecnoglass Inc., Avenida Circunvalar a 100 mts de la Vía, Barrio Las Flores, Barranquilla, Colombia, Attention: Corporate Secretary. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors. More information respecting communications with our board of directors may be found at investors.tecnoglass.com/contactboard.cfm.

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DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2018 annual general meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Barranquilla, Colombia, not later than September 15, 2018.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

A. Lorne Weil, Chairman of the Board

Barranquilla, Colombia
October 30, 2017

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Annex A

Adopted: August 16, 2017

CORPORATE GOVERNANCE GUIDELINES

OF

TECNOGLASS INC.

Tecnoglass Inc. (the “Company”) is committed to good corporate governance practices that promotes long-term relationships with our stakeholders, directed by a strong Board of Directors and management accountability, under the umbrella of best practices and international standards, which is intended to develop in sustainable public trust in the Company.

The Company’s corporate governance includes an Amended and Restated Memorandum and Articles of Association, the Company’s Code of Conduct, and these Corporate Governance Guidelines, as amended from time to time.

The Board of Directors (“Board”) of the Company has adopted these guidelines as part of its continuing efforts to enhance and promote good corporate governance, guidelines that can be reviewed and amended as deemed necessary and appropriate. These guidelines establish a framework for an effective and transparent governance of the Company, setting the Board’s mission, composition, independent membership, Director’s responsibilities and duties, Board Committee’s and structure, Chief Officer positions, corporate sustainability and ethics and compliance matters.

A.	CORPORATE FRAMEWORK

The Company seeks to have its officers, directors and employees lead by example and understands that in a changing world, in order to thrive, the Company shall be versatile and able to change and adapt its business to the world’s needs.

The Company’s Vision

The Company’s vision is to be a worldwide leader with the highest quality products and service, supported by highly trained and motivated employees who embody this mission.

The Company’s Mission

Our mission is the transformation of glass using superior manufacturing technology. We also strive to fulfill our customers’ quality and service expectations while maintaining our competitiveness through empowerment. This contributes to our company’s growth and prosperity, while adequately and fairly compensating the members of our organization, their families, our stockholders and society.

B.	CORPORATE STRUCTURE

1.	SHAREHOLDERS

Shareholders’ rights are derived from the Company’s Amended and Restated Memorandum and Articles of Association and applicable laws. Shareholders are entitled to equal treatment and access to information, no matter their participation or number of shares held in the Company.

The Company shall maintain or cause to be maintained an updated Shareholder’s registry in accordance to the applicable laws so that shareholders’ holdings are properly evidenced.

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2.	BOARD OF DIRECTORS

The Board of Directors is elected by the shareholders and may exercise all the powers in the Company, overseeing their interest in the long-term and the overall success of the Company’s performance and financial stability. The Board of Directors is the ultimate decision-making body of the Company, except for those powers reserved to the shareholders. Compensation in favor of Board Members shall be approved by the majority of the full Board in accordance to the Amended and Restated Memorandum and Articles of Association of the Company.

The Board shall periodically review and reassess the adequacy of these guidelines and implement any proposed changes. The Board and each of its Committees’ shall annually review its own performance.

2.1.	Members and qualifications

The Board of Directors (“Directors” or “Members”) shall be composed of a number of members as determined from time to time, with a majority of such members being deemed “independent” in accordance with the listing standards of The NASDAQ Stock Market, LLC, as amended from time to time. The Board of Directors at any time may decide, in accordance to the Amended and Restated Memorandum and Articles of Association to increase or decrease the number of members. Guidelines as to how to elect and what qualifications are required from Board members will be determined by the Nominating Committee. The term of election of the members of the Board will be in accordance to the Company’s Amended and Restated Memorandum and Articles of Association and as may be regulated from time to time by the Nominating Committee.

2.2.	Directors’ responsibilities

The main responsibility of the Directors is to exercise their business judgment to act in what they believe to be in the best interests of the Company and its shareholders. Directors have fiduciary duties towards the Shareholders and shall act in accordance with applicable laws and regulations.

The Board selects and oversees the members of the first level of senior management who are in-charge of conducting every-day business of the Company. The Board acts as counsel to the Officers of the Company, mainly to the Chief Executive Officer. The Board shall oversee maintenance of appropriate financial policies, internal controls and compliance within the legal framework and through proper governance.

In delegating their duties, Directors may rely on senior executives and outside counsels. The Board shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

Directors will have full and free access to the Company’s officers, employees, books and records. Any meetings or contact that any of the Board members may require, shall be arranged through the Company’s Chief Financial Officer or General Counsel. Directors’ should use their best judgment as to not disrupt business operations.

The Board of Directors is responsible for ensuring management succession and therefore shall periodically review the Company’s succession plan and strengthen its weakness.

2.3.	Meetings

The Board shall meet as often as it determines, but not less frequently than quarterly. The Directors may request any officer, employee or outside counsel to attend a meeting. Minutes of the Meetings shall be recorded in Company’s books.

Actions of the Board may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members.

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If at any time during the exercise of his or her duties, a member of the Board has a direct conflict of interest with respect to an issue subject to determination or recommendation, such member shall abstain from participation, discussion and resolution of the instant issue, and the remaining members of the Board shall shall discuss and decide on the issue in hand. The Board shall be able to make waivers and or accept that the Board member sits in the meeting, taking precautionary measures as deemed appropriate to guarantee the transparency in the decision-making process and shareholders’ interest.

3.	COMMITTEES OF THE BOARD

3.1.	Audit Committee

Purpose

The purpose of the Audit Committee (the “Audit Committee”) of the Board is to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all material or significant related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The Audit Committee shall meet the “Audit Committee Requirements” of The NASDAQ Stock Market, LLC and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board from its members. The Audit Committee members may be replaced at any time by the Board. There shall be a Chairman of the Audit Committee which shall also be appointed by the Board. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He shall advise and counsel with the executives of the Company, and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board of Directors.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet as deemed necessary with management and the independent auditor, if possible in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Minutes of the Meetings shall be recorded in Company’s books.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

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The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of its functions, responsibilities and internal charter and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

Among the Audit Committee’s responsibilities are the review of the financial statements and disclosure of information, that in order to overlook the Company’s best interest at all time, the Audit Committee shall:

1.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2.	Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4.	Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

a.	any significant changes in the Company’s selection or application of accounting principles;

b.	the Company’s critical accounting policies and practices;

c.	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

d.	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

e.	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

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8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Form 10-K and Form 10-Qs about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

10.	At least annually, obtain and review a report from the independent auditor, consistent with the rules of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11.	Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13.	Be available to the independent auditor during the year for consultation purposes.

14.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

15.	Review and approve material or significant related-party transactions.

16.	Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Conduct and ethics and compliance program in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

17.	Review and approve procedures (which may be incorporated in the Company’s Code of Conduct, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

18.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

19.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

20.	Review and approve material payments made to the Company’s officers and directors or its or their affiliates when not part of ordinary course of business. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

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Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth herein, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

3.2.	Nominating Committee

Purpose

The Nominating Committee shall, among other things, discharge the responsibilities of the Board relating to the appropriate size, functioning and needs of the Board including, but not limited to, recruitment and retention of high quality Board members and committee composition and structure. Whenever the Nominating Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

Committee Membership

The Nominating Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall be “independent” in accordance with the listing standards of The NASDAQ Share Market, LLC, as amended from time to time.

The Board shall elect the members of this Nominating Committee and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the Board, the members of the Nominating Committee shall designate a chair by majority vote of the full Nominating Committee membership, designation that can be made permanent or for each meeting.

A Nominating Committee member may resign by delivering his or her written resignation to the chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

Meetings

The Nominating Committee shall meet at such times as it deems necessary to fulfill its responsibilities, but in no case less than one time per calendar year. Meetings of the Nominating Committee shall be called by the chairman of the Nominating Committee upon such notice as is provided for in the memorandum and articles of association of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Nominating Committee may be taken in person at a meeting or in writing without a meeting. Minutes of the meetings whether in person or in writing shall be kept in Company’s books. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Nominating Committee. The Nominating Committee shall report its minutes from each meeting to the Board.

The chairman of the Nominating Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Nominating Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Nominating Committee. A certificate of the secretary of the Nominating Committee or minutes of a meeting of the Nominating Committee executed by the secretary setting forth the names of the members of the Nominating Committee present at the meeting or actions taken by the Nominating Committee at the meeting shall be sufficient evidence at all times as to the members of the Nominating Committee who were present, or such actions taken.

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Committee Authority and Responsibilities

1.	Developing the candidate guidelines, criteria and qualifications for membership on the Board.

2.	Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board.

3.	Reviewing candidates proposed by shareholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

4.	Establishing subcommittees for the purpose of evaluating special or unique matters.

5.	Monitoring and making recommendations regarding committee functions, contributions and composition.

6.	Evaluating, on an annual basis, the Nominating Committee’s performance.

The Nominating Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement.

Candidate Guidelines

The Nominating Committee will identify, evaluate and recommend candidates to become members of the Board with the goal of creating a balance of knowledge and experience. Nominations to the Board may also be submitted to the Nominating Committee by the Company’s shareholders in accordance with the Company’s policy, described herein. Candidates will be reviewed in the context of current composition of the Board (including the diversity in background, experience and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s shareholders. In conducting this assessment, the Nominating Committee will consider and evaluate each director-candidate based upon its assessment of the following criteria:

●	Whether the candidate is independent pursuant to the requirements of the NASDAQ Capital Market.

●	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

●	Whether the candidate has the ability to read and understand basic financial statements. The Nominating Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

●	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

●	Whether the candidate has knowledge of the Company and issues affecting the Company.

●	Whether the candidate is committed to enhancing shareholder value.

●	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

●	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective and independent business judgment, and to assume broad fiduciary responsibility.

●	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.

●	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

●	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

●	Whether the candidate is able to suggest business opportunities to the Company.

Shareholder Recommendations for Directors

Shareholders who wish to recommend to the Nominating Committee a candidate for election to the Board should send their letters to Avenida Circunvalar a 100 mts de la Vía, Barrio Las Flores Barranquilla, Colombia, Attention: Nominating Committee. All such letters will be promptly forwarded to the members of the Nominating Committee. Shareholders must follow certain procedures to recommend to the Nominating Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company’s annual general meeting of shareholders, the Company must receive the shareholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year.

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The recommendation must contain the following information about the candidate:

●	Name;

●	Age;

●	Identification;

●	Business and current residence addresses, as well as residence addresses for the past 20 years;

●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

●	Educational background;

●	Permission for the Company to conduct a background investigation, including the right to obtain education, employment and credit information;

●	The number of shares of common share of the Company beneficially owned by the candidate;

●	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

●	A signed consent of the nominee to serve as a director of the Company, if elected.

3.3.	Compensation Committee

Purpose

The Compensation Committee is appointed by the Board of Directors for the purposes of, among other things, (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers of the Company, (b) administering or delegating the power to administer the Company’s incentive compensation and equity-based compensation plans and (c) if required by applicable rules and regulations, issuing a “Compensation Committee Report” to be included in the Company’s annual report on Form 10-K or proxy statement, as applicable.

Committee Membership

The Compensation Committee shall be comprised of two or more members (including a chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the Nasdaq Stock Market. Notwithstanding the foregoing, at any time and so long as the Company is a “controlled company” as such term is defined in Rule 5615(c)(1) of the Nasdaq Stock Market, the Compensation Committee may have as one of its members a “non-independent director” pursuant to the exemption under Rule 5615(c)(2) of the Nasdaq Stock Market for controlled companies. In addition, the Compensation Committee may have as one of its members a “non-independent director” under exceptional and limited circumstances pursuant to the exemption under Rule 5605(d)(2)(B) of the Nasdaq Stock Market. At least two of the Compensation Committee members shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The members of the Compensation Committee and the chairperson shall exercise at the pleasure of the Board, until relieved from their duties. If the Board does not elect a new Compensation Committee, the members elected will continue to exercise as Compensation Committee until a new one is elected. Any Compensation Committee member (including the chairperson) may be removed at any time, with or without cause, by the Board.

The Compensation Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Compensation Committee may from time to time deem appropriate. If at any time the Compensation Committee includes a member who is not a “non employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then a subcommittee comprised entirely of individuals who are “non-employee directors” may be formed by the Compensation Committee for the purpose of ratifying any grants of awards under any incentive or equity-based compensation plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code of 1986, as amended; provided that any such grants shall not be contingent on such ratification.

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Meetings

The Compensation Committee shall meet as often as necessary, but at least two times each year, to enable it to fulfill its responsibilities. The Compensation Committee shall meet at the call of its chairperson or a majority of its members. The Compensation Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Articles of Association. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Articles of Association, the Compensation Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Secretary of the Company shall be the Secretary of the Compensation Committee unless the Committee designates otherwise. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Compensation Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request. The chairperson of the Compensation Committee shall be responsible for leadership of the committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Compensation Committee meetings, making assignments and reporting the Compensation Committee’s actions to the Board. Following each of its meetings, the Compensation Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Compensation Committee at the meeting.

Committee Authority and Responsibilities

In addition to such other duties as the Board may from time to time assign, the Compensation Committee shall:

●	Establish, review and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and stockholder interests.

●	Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives, determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Compensation Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

●	Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other executive officers of the Company and make compensation recommendations to the Committee, which will review and, as appropriate, approve the compensation recommendations.

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●	Administer or delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock and other equity awards under such plans.

●	Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the stockholders all new equity compensation plans that must be approved by stockholders pursuant to applicable law.

●	Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.

●	Review and discuss with the Company’s management the Compensation Discussion and Analysis set forth in Securities and Exchange Commission Regulation S-K, Item 402, if required, and, based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders.

●	Provide, over the names of the members of the Compensation Committee, the Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders, if required.

●	Conduct an annual performance evaluation of the Committee. In conducting such review, the Committee shall evaluate and address all matters that the Committee considers relevant to its performance, including at least the following: (a) the adequacy, appropriateness and quality of the information received from management or others; (b) the manner in which the Committees recommendations were discussed or debated; (c) whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner; and (d) whether this Charter appropriately addresses the matters that are or should be within its scope.

The Compensation Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Compensation Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Compensation Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Compensation Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. The Compensation Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. In retaining compensation consultants, outside counsel and other advisors, the Compensation Committee must take into consideration factors specified in the NASDAQ listing rules. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the Compensation Committee.

4.	OFFICERS

4.1.	Chief Officers

The Chief Officers of the Company are the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, all who shall be elected by majority of the votes of the independent members of the Board of Directors, for as long as the Board deems necessary.

Compensation of the Chief Officers will be subject to approval of the Compensation Committee.

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4.2.	Disclosure Committee

All financial disclosures made by the Company to its shareholders or the investment community should (i) be accurate, complete and timely, (ii) fairly present, in all material respects, the Company’s financial condition, results of operations and cash flows, and (iii) meet any other legal, regulatory or stock exchange requirements.

Purpose

The Company’s Disclosure Committee shall assist the Company’s officers and directors (collectively, the “Senior Officers”) fulfilling the Company’s and their responsibilities regarding (i) the identification and disclosure of material information about the Company and (ii) the accuracy, completeness and timeliness of the Company’s financial reports.

Committee Membership

The members of the Committee will be comprised of the Company’s officers and senior level management. The Committee may designate two or more individuals, at least one of whom shall be knowledgeable about financial reporting and another about law, who can, acting together, review Disclosure Statements when time does not permit full Committee review. The Senior Officers at their option may, at any time and from time to time, assume any or all of the responsibilities of the Disclosure Committee identified herein, including, for example, approving Disclosure Statements when time does not permit the full Committee (or the designated individuals) to meet or act.

The Chief Financial Officer of the Company shall act as the Chair of the Disclosure Committee (unless and until another member of the Committee shall be so appointed by any Senior Officer) and shall designate a secretary of the meeting in order to prepare the minutes.

Meetings

The Committee shall meet or act as frequently and as formally or informally as circumstances dictate, but in no case less than quarterly, to (i) ensure the accuracy, completeness and timeliness of the Disclosure Statements and (ii) evaluate the Disclosure Controls and Procedures and determine whether any changes to the Disclosure Controls and Procedures are necessary or advisable in connection with the preparation of the Reports or other Disclosure Statements, taking into account developments since the most recent evaluation, including material changes in the Company’s organization and business lines and any material change in economic or industry conditions. The Disclosure Committee shall adopt, whether formally or informally, such procedures as it deems necessary to facilitate the fulfillment of its responsibilities.

Responsibilities

Subject to the supervision and oversight of Senior Officers, the Disclosure Committee shall be responsible for the following tasks:

●	Review and, as necessary, help revise the Company’s controls and other procedures (“Disclosure Controls and Procedures”) to ensure that (i) information required by the Company to be disclosed to the Securities and Exchange Commission (the “SEC”), and other written information that the Company will disclose to the public is recorded, processed, summarized and reported accurately and on a timely basis, and (ii) such information is accumulated and communicated to management, including the Senior Officers, as appropriate to allow timely decisions regarding required disclosure.

●	Assist in documenting, and monitoring the integrity and evaluating the effectiveness of, the Disclosure Controls and Procedures.

●	Review the Company’s (i) Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, proxy statement, material registration statements, and any other information filed with the SEC (collectively, the “Reports”), (ii) press releases containing financial information, earnings guidance, forward-looking statements, information about material transactions, or other information material to the Company’s shareholders, (iii) correspondence broadly disseminated to shareholders, and (iv) other relevant communications or presentations (collectively, the “Disclosure Statements”).

●	Discuss information relative to the Disclosure Committee’s responsibilities and proceedings, including (i) the preparation of the Disclosure Statements and (ii) the evaluation of the effectiveness of the Disclosure Controls and Procedures.

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The Disclosure Committee shall have such other responsibilities, consistent with its purpose, as any Senior Officer may assign to it from time to time. The Disclosure Committee shall have full access to all of Company’s books, records, assets, facilities and personnel, including the internal auditors, in connection with fulfilling its responsibilities.

Disclosure Control Considerations

The Committee shall base the review and revision of the Disclosure Controls and Procedures on the following factors:

●	Control Environment: The directives of the Board and Audit Committee; the integrity and ethical values of the Company’s officers and employees, including the “tone at the top”; the Company’s Code of Conduct; and the philosophy and operating style of management, including how employees are organized and how authority is delegated.

●	Risk Assessment: The identification and analysis of relevant risks to achieving the goal of accurate and timely disclosure, forming a basis for determining how the risks should be managed.

●	Control Activities: The procedures to ensure that necessary actions are taken to address and handle risks to achievement of objectives.

●	Information and Communication: The accumulation, delivery and communication of financial information throughout (i.e., up, down and across) the organization.

●	Monitoring: The assessment of the quality of the financial reporting systems over time through ongoing monitoring and separate evaluations, including through regular management supervision and reporting of deficiencies upstream.

5.	CORPORATE SUSTAINABILITY

The Company is aware of the importance to maintain responsible management and that is why we are committed to sustainable development, seeking to balance economic, environmental and social investments in a transparent and ethical manner. The Company’s corporate sustainability policy is part of its strategy, aimed at contributing to the relationships with stakeholders, complying with the applicable legal framework and abiding best practices and international standards in relation to human rights, labor matters, environment and anticorruption.

The Company’s policy is intended to reflect the principles and commitments it has voluntarily adhered to and serve as a basis for responsible and sustainable development in the long term, increasing productivity, under high quality standards, strengthening the loyalty of its customers and always in tune with its environment and stakeholders’ interests.

6.	ETHICS AND COMPLIANCE

The Company’s Compliance and Ethics program is an organizational policy that has been put in place to promote law abiding (including FCPA and AML) and ethical conduct which’s principal core guidelines are set out in the Company’s Code of Conduct.

Ethics Hotline

All our stakeholders can ask questions about our Code of Conduct and other ethics and compliance issues, or report potential violations through our Ethics Line, operated by a third impartial party, toll-free 01-8000-911-0011 Code: 855-881-7174 available 24 hours a day, seven days a week, with translators in several languages or available online for easier access tecnoglass.ethicspoint.com

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TECNOGLASS INC.

Proxy

Solicited by the Board Of Directors

for Annual General Meeting of Shareholders to be held on December 6, 2017

P	The undersigned shareholder(s) of TECNOGLASS INC., a Cayman Islands exempted company (“Company”), hereby appoints A. Lorne Weil, Jose M. Daes and Christian T. Daes, or any of them, with full power of substitution and to act without the others, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Company’s Annual General Meeting of Shareholders to be held on December 6, 2017and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR the election of Class A directors.

1. Election of the following Class A directors:
R
	A.Samuel R. Azout	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

O	B. Juan Carlos Vilariño	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

	C. Martha (Stormy) L. Byorum	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
X

2.	In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Y	[ ] I plan on attending the Annual General Meeting of Shareholders.

Date: ___________________, 2017

Signature

Signature if held jointly

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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